NOTICE OF SPECIAL MEETING

TO THE SHAREHOLDERS OF JRE, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of JRE, Inc. a New York corporation, will be held at Suite 403, 645 Fifth Avenue, New York, New York on Monday, September 29, 2003 at 3:00 P.M. for the following purpose:


     1. To consider and vote upon amendment of the Certificate of Incorporation of the Company to change the Company's name to Cyper Media, Inc.

     2. To consider and vote upon amendment of the Certificate of Incorporation of the Company to add a Preferred Class of Stock.

     3. To consider and vote upon amendment of the Certificate of Incorporation of the Company to allow shareholders to take action upon Written Consent. Of a majority of shareholders as provided in ss.615 of the New York Business Corporation Law.

You are cordially invited to attend this Special Meeting of Shareholders. Shareholders of record as shown on the books of the Company at the close of business on September 11, 2003 will be entitled to vote at this Special Meeting or any adjournment thereof.

Dated: September 15, 2003
                                             By Order of the Board of Directors

                                             /s/  Duk Jin Jang
                                             -----------------------------------
                                             Duk Jin Jang, President

                                    JRE, Inc.
                                5650 Yonge Street
                                   Xerox Tower
                                   15th Floor
                            Toronto, Ontario, M2M 4G3



                               Proxy Statement for
                         Special Meeting of Shareholders

                          To Be Held September 29, 2003
                        --------------------------------

                             SOLICITATION OF PROXIES

The enclosed Proxy is solicited by the Board of Directors of JRE, Inc. (the "Company") for use in voting at a Special Meeting of Shareholders to be held at Suite 403, 645 Fifth Avenue, NY, NY 10022, on Monday, September 29, 2003, at 3:00 p.m. (local time), and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Special Meeting of Shareholders. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the proposed amendment of the Articles of Incorporation to change the Company's name to Cyper Media, Inc., FOR the authorization of a new class of stock, namely 10,000,000 shares of Preferred Stock, par value $.01, and FOR the proposed amendment to the Articles of Incorporation to provide that actions may be taken by the shareholders owning a majority of the issued and outstanding shares entitled to vote, without a meeting, by Written Consent, as permitted under ss.615 of the New York Business Corporation Law. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Special Meeting, by giving written notice of revocation to the Company's Secretary prior to the Special Meeting or by giving a later dated proxy.

The presence at the Special Meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. A majority of votes properly cast upon any proposal presented for consideration and shareholder action at the Special Meeting, shall decide the proposal. Abstentions and broker non-votes will be included in the number of shareholders present for the purpose of determining the presence of a quorum, but will not be counted either in favor of or against any proposals and, accordingly, will have no effect. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

Shareholders of record as of the close of business on September 11, 2003 are entitled to notice of, and to vote at, the Special Meeting. Each share shall be entitled to one vote on all matters. As of the September 11, 2003 record date, there were 34,920,500 shares of the Company's Common Stock outstanding, held of record by 93 shareholders.

                           DESCRIPTION OF THE COMPANY

JRE, Inc. was incorporated on November 30, 2000 and was engaged in the sale of merchandise over the internet. On July 10, 2003, the Company completed a business combination with the shareholders of Cyper Entertainment, Inc., a South Korean company ("Cyper"), pursuant to which the Company acquired 100% of the issued and outstanding shares of Cyper, and the Cyper shareholders acquired control of the Company. Cyper is now a wholly owned subsidiary of the Company. Upon assuming control of JRE, Inc., Cyper's new management transferred the Company's business operation subject to its liabilities to the Company's former President and his assignees.

Cyper is a digital animation production company providing services to the television commercial and film industries, globally. The Company develops and produces 3D digital animation for television, short films, computer generated image ("CGI") feature films, home video, music video and multi-media applications such as video games. Cyper has produced CGI animations with the objective of providing high-quality animation TV programming and feature film for the North American market.

PROPOSAL 1:    CHANGE THE COMPANY'S NAME TO CYPER MEDIA, INC.

The Board of Directors of the Company has unanimously approved the change of the Company's name to Cyper Media, Inc.

                 ----------------------------------------------

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                    THE CHANGE THE NAME TO CYPER MEDIA, INC.

                 ----------------------------------------------


PROPOSAL 2: TO AMEND THE ARTICLES OF INCORPORATION AUTHORIZING A PREFERRED CLASS OF STOCK

The Board of Directors of the Company has unanimously approved the authorization of a new class of stock, namely 10,000,000 shares of $.01 par value Preferred Stock, with the issuance of any such Preferred Stock in such series and with such rights, powers and designations therein, to be determined by the Board of Directors as and when any shares of Preferred Stock are issued.

             -------------------------------------------------------

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                   AUTHORIZATION OF A PREFERRED CLASS OF STOCK

             -------------------------------------------------------

PROPOSAL 3: TO AMEND THE ARTICLES OF INCORPORATION TO PERMIT SHAREHOLDERS TO TAKE ACTION BY WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS.

The Board of Directors of the Company has unanimously approved the amendment of the Articles of Incorporation to provide that whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting, by written consent setting forth the action so taken, signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

        ----------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO TAKE ACTION BY WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS

       -----------------------------------------------------------------

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the Special Meeting other than as set forth herein and in the Notice of Special Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                                  ANNUAL REPORT

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY AT THE FOLLOWING ADDRESS: Attn: Michael Chung; 5650 Yonge Street, Xerox Tower, 15th Floor, Toronto, Ontario M2M 4G3, Canada. A request for a copy of the Company's Annual Report on Form 10-KSB must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on September 11, 2003. Exhibits to the Form 10-KSB, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

                              SHAREHOLDER PROPOSALS

Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with this Special Meeting of Shareholders must be received by the Company by September 19, 2003. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal and determine whether it is a proper proposal to present to the Special Meeting of Shareholders.

The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying Notice and described in this Proxy Statement. If you wish to vote in accordance with the recommendations of the Board of Directors, merely sign, date and return the Proxy. A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors

Michael Chung
Secretary

September 15,  2003
Toronto, Canada

                                    JRE, INC.

                         SPECIAL MEETING OF STOCKHOLDERS

PROXY SOLICITED BY MANAGEMENT

     THE UNDERSIGNED hereby appoints Duk Jin Jang, proxy with full power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders of JRE, Inc.(the "Company"), to be held at Suite 403, 645 Fifth Avenue, New York, NY on Monday, September 29, 2003 at 3:00 PM in the afternoon, and all adjournments thereof; upon the following matters:

                                   PROPOSAL 1
                                   ----------

         Amend the Company's Certificate of Incorporation to change the Company's name to Cyper Media, Inc.

        FOR (   )           AGAINST (   )           ABSTAIN (   )    [check one]

                                   PROPOSAL 2
                                   ----------

     Amend the Company's Certificate of Incorporation to authorize a new class of Stock, namely Preferred Stock 10,000,000 shares, par value $.01.

        FOR (   )           AGAINST (   )           ABSTAIN (   )    [check one]

                                   PROPOSAL 3
                                   ----------

     Amend the Company's Certificate of Incorporation to provide for action by the shareholders upon written consent of a majority of shareholders pursuant to New York Business Corporation Law.

        FOR (   )           AGAINST (   )            ABSTAIN (   )   [check one]

The shares represented hereby will be voted in accordance with the specifications of this proxy. If not otherwise specified, this proxy is to be voted in favor of the proposal. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall indicate at the meeting the intention of the undersigned to vote said shares in person.

Dated:  September __,  2003


------------------       -----------------------------------  ------------------
Name (Please Print)              Signature                      Amt. of Shares


------------------       ----------------------------------   ------------------
Name (Please Print)              Signature                      Amt. of Shares


     Please sign exactly as your shares are registered. For joint accounts, each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.

PLEASE FILL IN, DATE SIGN AND RETURN THIS PROXY TO THE COMPANY IN THE ENCLOSED ENVELOPE.